PRO FORMA FINANCIAL INFORMATION

         The following tables set forth unaudited pro forma financial information for the Company as of and for the year ended December 31, 1996 after giving effect to: (i) the acquisition of office properties and land that have been consummated since the beginning of 1996 and the acquisition of other office properties and land that the Company expects to consummate in the near future;
(ii) the sales of common and preferred stock during 1996 and the sale of common stock in January 1997; and, (iii) the repayment of amounts outstanding under the Company's line of credit.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on December 31, 1996: (i) the acquisition of office properties and land that have been consummated since December 31, 1996, and the acquisition of other office properties and land that the Company expects to consummate; (ii) the offering of common stock in January 1997 (the "January Offering"); and, (iii) the repayment of amounts outstanding under the Company's line of credit. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 is presented as if the following transactions had been consummated as of the beginning of 1996: (i) the acquisition of office properties and land that have been consummated since the beginning of 1996 and the acquisition of other office properties and land that the Company expects to consummate in the near future;
(ii) the sales of common and preferred stock during 1996 and the January Offering; and, (iii) the repayment of amounts outstanding under the Company's line of credit.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1996, had the aforementioned transactions occurred on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of 1996, nor does it purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


                                                          At December 31, 1996 (Unaudited)
                                                -----------------------------------------------------
                                                               Pro Forma Adjustments
                                                -----------------------------------------------------
                                                    Acquired          Probable         January          Pro Forma
                                   Historical(A)  Properties(B)   Acquisitions(C)    Offering D)       Consolidated
                                   -------------- -------------- -------------------  --------------  --------------

     ASSETS
Rental property, net                $1,356,341    $ 114,028(1)     $    202,044(3)     $        --     $ 1,672,413
Development property                    64,000       18,765(1)           15,895(3)              --          98,660
Restricted and unrestricted cash        35,866           --                 --                  --          35,866
Other assets                            80,357       (1,279)(1)(2)            9(3)(4)           --          79,087
                                   -----------    -----------     --------------      -------------    ------------
    Total assets                    $1,536,564    $  131,514       $    217,948        $        --     $ 1,886,026
                                   ===========    ===========     ==============      =============    ============

     LIABILITIES
Mortgages and notes payable         $ 655,449     $  130,021(2)    $    199,065(4)        (136,000)        848,535
Other liabilities                      43,040          1,493(2)           1,025(4)              --          45,558
                                   -----------    ------------     -------------       ------------    ------------
    Total liabilities                 698,489        131,514            200,090           (136,000)        894,093

Minority interest                      50,597             --             17,858(5)              --          68,455
                                   -----------    ------------     -------------       ------------    ------------

   STOCKHOLDERS' EQUITY
Preferred stock                            17             --                --                  --              17
Common stock                              438             --                --                  49             487
Additional paid-in capital            837,355             --                --             135,951         973,306
Dividends paid in excess of
  earnings                            (50,332)            --                --                  --         (50,332)
                                   -----------    ------------     -------------       ------------     -----------
    Total stockholders' equity        787,478             --                --             136,000         923,478
                                   -----------    ------------     -------------       ------------     -----------
    Total liabilities and
       stockholders' equity         $1,536,564    $   131,514      $     217,948        $      --       $1,886,026
                                   ===========  ==============     =============       ============     ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated balance sheet as of December 31, 1996.

(B) Reflects the following pro forma adjustments related to the acquired properties:

       (1) total acquisition costs of $132,914 ($9,491 related to the Warner Premier, $3,417 related to the Gateway Plaza; $16,296 related to the Quorum Place, $40,089 related to the Crossings, $12,664 related to Cedar Maple, $10,603 related Quorum North, $8,268 related to the Comdisco Building, $1,054 related to ASIS, $14,294 related to Baytech Center, $6,383 related to Wateridge Pavilion, and $10,355 related to Mission Plaza); and
       (2) the assumption of existing debt of $18,106 ($7,821 related to Quorum Place, $6,743 related to Quorum North, and $3,542 related to Wateridge Pavilion) and other liabilities for each acquisition totaling $1,493, the use of the Company's purchase deposits of $1,400 (net of other assets acquired of $121) and a draw on the Company's line of credit of $111,915;

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
       (3) total acquisition costs of $218,191 ($30,535 related to Sorenson Research Park, $9,763 related to RadiSys Corporate Headquarters, $14,405 related to Data I/O Willows, $22,637 related to Draper Park North, $1,716 related to Tollway Plaza Building I, $11,600 related to Scottsdale Place, $7,495 related to 2400 Lake Park Drive, $4,350 related to 680 Engineering Drive, $50,977 related to Embassy Row, $6,217 related to Westlake Corporate Center, $27,575 related to Bannockburn Lake Office Plaza, and $30,921 related to Fortran Court);
       (4) the assumption of existing debt of $46,200 ($12,000 related to Sorenson Research Park, $13,000 related to Draper Park North, and $21,200 related to Bannockburn Lake Office Plaza) and other liabilities for certain of the probable acquisitions totaling $1,025, the use of the Company's purchase deposits of $243 (net of other assets acquired of $252) and a draw on the Company's line of credit of $152,865; and
       (5) the issuance of 403,388 units and 159,055 units in connection with the acquisitions of Sorenson Research Park and Bannockburn Lake Office Plaza, respectively.

 (D) Reflects the sale of 4,928,570 shares of common stock to the underwriter and Security Capital USRealty at a net price of $136,000, after deduction of transaction costs of $150. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)




                                                                  For the year ended December 31, 1996 (Unaudited)
                                             ---------------------------------------------------------------------------------------
                                                                           Pro Forma Adjustments
                                             -----------------------------------------------------------------------------------
                                                               Acquired          Probable           January         Pro Forma
                                             Historical(A)    Properties(B)   Acquisitions(C)     Offering(D)     Consolidated
                                             --------------  ---------------  ----------------- -------------    -------------
Real estate operating revenue:
      Rental revenue                          $   154,165     $    95,223(1)    $   23,141(6)    $         --     $   272,529
      Real estate service income                   12,512             --               --                  --          12,512
                                             ------------     -----------       ----------       -------------    -----------
            Total revenues                        166,677          95,223           23,141                 --         285,041
                                             ------------     -----------       ----------       -------------    -----------

Real estate operating expenses:
      Property operating expenses                  51,927          33,638(4)         7,230(8)              --          92,795
      Interest expense                             31,630          25,900(2)        14,042(9)           (10,200)       61,372
      General and administrative                   15,228              --               --                 --          15,228
      Depreciation and amortization                38,264          20,173(3)         5,489(7)                          63,926
                                             ------------     -----------       -----------      --------------    ----------
            Total operating expenses              137,049          79,711           26,761              (10,200)      233,321
                                             ------------     -----------       -----------      --------------    ----------

            Real estate operating income           29,628          15,512           (3,620)              10,200        51,720

      Other operating income (expense), net           (94)              8(1)           --                  --             (86)
                                             -------------     ----------       -----------      --------------    ----------

      Income before minority interest              29,534          15,520           (3,620)              10,200        51,634
                                             ------------      ----------       -----------      --------------    ----------

Minority interest                                  (4,732)           (636)(6)         (271)(10)             --         (5,639)
                                             -------------     ----------       -----------      --------------    ----------

      Income from continuing operations      $     24,802          14,884       $   (3,891)      $       10,200        45,995
                                             ============      ==========       ===========      ==============    ==========

Earnings from continuing operations
     per common share                        $       0.90                                                          $     0.88(E)
                                             ============                                                          ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated statement of operations for the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:

       (1) the historical operating activity of the properties acquired;
       (2) the additional interest expense of $15,711 on the line of credit ($19,427 of interest costs net of $3,716 capitalized) and interest expense of $10,189 on debt assumed in certain acquisitions;
       (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property acquired;
       (4) the historical operating activity of the rental properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (5) the minority interest share of earnings.

(C)    Pro forma adjustments for the probable acquisitions reflect:
       (6) the historical operating activity of the properties to be acquired;
       (7) the depreciation expense for the probable acquisitions based on the new accounting basis for the rental property to be acquired;
       (8) the historical operating activity of the rental properties to be acquired reduced by the elimination of management fee expenses that will not be incurred by the Company upon purchase of the properties;
       (9) the additional interest expense of $10,273 on the line of credit ($11,465 of interest costs net of $1,192 capitalized) and interest expense of $3,769 on debt assumed in certain acquisitions; and
      (10) the minority interest share of earnings.

 (D) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the January Offering.

(E) Based upon 54,809,502 pro forma shares of common stock outstanding and common stock equivalents on a weighted average basis during the year ended December 31, 1996. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.

                         CarrAmerica Realty Corporation

                Calculation of EPS Assuming Conversion of Units

                                 March Offering


PRIMARY EPS
                                                               1996
                                                               ----

Net income per pro forma ...............................    45,836,000
Change to NI assuming all minority unitholders of
  CRLP convert (actual) ................................     4,286,000
Change to NI assuming all minority unitholders of
  CARLP convert (pro forma) ............................     1,249,000
Less: Preferred dividends in 10.96 offering.............    (3,045,000)
                                                            ----------
New net income assuming all units converted.............    48,326,000
                                                            ----------

Weighted average shares outstanding (pro forma basis)...    48,717,055
Add mniority units re: CRLP (actual)....................     4,628,734
Add mniority units re: CARLP (pro forma)................     1,463,713
                                                            ----------
New weighted average shares outstanding.................    54,809,502

                                                            ----------
Primary EPS ............................................          0.88
                                                            ==========


FULLY DILUTED EPS


Net income from above ..................................    48,326,000
Add back: Preferred dividends (assume convert to CS)....     3,045,000
                                                            ----------
= net income used for fully diluted purposes............    51,371,000
                                                            ----------

Weighted average shares outstanding from above..........    54,809,502
Add: preferred shares (assume convert to CS)............     1,740,000
                                                            ----------
= weighted average shares o/s for fully diluted purposes    56,549,502

                                                            ----------
Fully diluted EPS - ANTIDILUTIVE / NOT PRESENTED.........         0.91
                                                            ==========


1996
Weighted average shares outstanding per 10-K...........     26,931,929
Stock options adjustment...............................         63,875
Security Capital Transaction (11,627,907*120/366)......      3,812,429
July Offering (10,260,714 x 194/366)...................      5,438,739
Shares issued related to Peterson (62,696*10/12).......         52,247
November Offering (7,142,857 x 322/366)................      6,479,313
December Shoe (1,071,429 x 349/366)....................      1,009,954
January Offering.......................................      4,928,570
                                                            ----------
                                                            48,717,055
                                                            ----------
Estimated dividends to preferred shareholders:
Number of convertible preferred shares ...............       1,740,000
* dividends per share (@.4375 per quarter).............         0.4375
                                                            ----------
= 1996 pro forma dividends to preferred shareholders..      $3,045,000
                                                            ==========

CarrAmerica

CARLP Pro Forma Minority Interest Calculation -- March Offering



                                   CARLP        Stock                       Minority
Units                             Equity        Price            CARC      Unitholders    Total
-----                             ------        -----            ----      -----------    -----

Historical at 12/31/96.......        --           --          6,619,131     901,270    7,520,401

Add Acquired:
  Cedar Maple (CARC only)....  $12,532,526    $28.25            443,629          --      443,629
  Quorum North (CARC only)...  $ 3,745,073    $29.13            128,586          --      128,586
  Quorum Place (CARC only)...  $ 8,318,206    $30.38            273,850          --      273,850

   Subtotal..................        --           --          7,465,197     901,270    8,336,467

                                                                  89.23%      10.77%      100.00%

Add Probable:
   Tollway Plaza (CARC only).. $ 1,715,954    $31.75             54,046          --       54,046
   Sorenson (CARC)............ $ 5,727,536    $31.75            180,395          --      180,395
   Sorenson (Minority)........ $12,807,577    $31.75                 --      403,388     403,388
   Bannockburn (CARC)......... $   300,000    $31.75              9,449          --        9,449
   Bannockburn (Minority)..... $ 5,050,000    $31.75                 --      159,055     159,055

   Total.....................        --           --          7,709,086    1,463,713    9,172,800

                                                                  84.04%       15.96%      100.00%


                                                             In
Inocme                                                      Thousands
------                                                      --------
Hisotrical CARLP Income -- 1996 ...................          $ 1,435
Less: Second Qtr. Historical Activity for Second
  Qtr. Acquisitions...............................              (296)
Less: Third Qtr. Historical Activity for Third
  Qtr. Acquisitions ..............................              (287)
Less: Fourth Qtr. Historical Activity for Fourth
  Qtr. Acquisitions...............................              (197)   (y/e Consolidation -- Grey, Search, South Cst)
Add: Six Month Pro Forma For Second Qtr.
  Acquisitions....................................              1,905
Add: Nine Month Pro Forma for Third Qtr.
  Acquisitions....................................              2,375
Add: 1996 Pro Form for Fourth Qtr. Acquisitions...              2,054
Add: Post 1996 Acquired CARLP (Vedar, QN, QP).....                617


     Subtotal -- Acquired.........................            $ 7,606

Add: Probale CARLP (Sorenson, Bannockburn)........                224

Pro Forma CARLP Inocme -- 1996....................            $ 7,830


MI for Acquired Properties                                         MI for Probable Properties

    Pro forma CARLP NI -- Acquired.................   $7,606         Pro forma CARLP NI -Probable..........       $ 7,830
    Pro forma MI percentage........................    10.77%        Pro forma MI percentage ..............         15.96%

    Pro Forma MI -- Acquired.......................   $  819         Pro Forma MI -- Probable .............       $ 1,249
    Less: Actual 1996 MI ..........................   $ (183)        Less: PF Acquired 1996 MI ............       $  (819)

    Pro Forma MI Adjustment -- Acquired............   $  636         Pro Forma MI Adjustment -- Probable..        $   430